UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549
FORM 8‑K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 13, 2011
TOR Minerals International, Inc. (Exact Name of Registrant as Specified in Its Charter) Delaware (State or Other Jurisdiction of Incorporation)
0-17321 (Commission File Number) 722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	74-2081929 (IRS Employer Identification No.) 78402 (Zip Code)
(361) 883-5591 (Registrant's Telephone Number, Including Area Code) N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual meeting of stockholders of TOR Minerals International, Inc. was held on Friday, May 13, 2011 for the following purposes:

1.       To elect eight (8) member to the board of directors.

2.       To ratify the appointment by our board of directors of UHY LLP as our independent auditors for the fiscal year ending December 31, 2011.

The final voting results are as follows:

Election of Directors	For	Withheld		Broker Non-Vote
Julie Ehmann	1,076,068	3.587		745.114
David Hartman	1,076,108	3,547		745,114
Doug Hartman	1,076,208	3,447		745.114
Olaf Karasch	1,058,465	21,190		745,114
Thomas Pauken	1,076,208	3.447		745.114
Bernard Paulson	1,062,769	16.886		745,114
Steven Paulson	1,076,188	3.467		745.114
Tan Chin Yong	1,076,208	3.447		745,114

	For	Against	Abstain	Broker Non-Vote
To ratify the appointment of our independent auditors	1,816,268	107	8.304	0
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: May 17, 2011	/s/ BARBARA RUSSELL
Barbara Russell Chief Financial Officer
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